SPDR® INDEX SHARES FUNDS

(the “Trust”)

Supplement dated June 30, 2017

to the Prospectuses and Statement of Additional Information

dated January 31, 2017, as supplemented

SPDR EURO STOXX 50® Currency Hedged ETF

SPDR S&P® International Dividend Currency Hedged ETF

SPDR S&P International Health Care Sector ETF

SPDR S&P International Energy Sector ETF

SPDR S&P International Telecommunications Sector ETF

SPDR S&P International Consumer Staples Sector ETF

SPDR S&P International Materials Sector ETF

SPDR S&P International Utilities Sector ETF

SPDR S&P International Industrial Sector ETF

SPDR S&P International Technology Sector ETF

SPDR S&P International Consumer Discretionary Sector ETF

SPDR S&P International Financial Sector ETF

SPDR S&P Emerging Europe ETF

SPDR S&P Russia ETF

SPDR S&P Emerging Latin America ETF

SPDR S&P Emerging Middle East & Africa ETF

SPDR MSCI Australia StrategicFactors ETF

SPDR MSCI Spain StrategicFactors ETF

(each, a “Fund,” and collectively, the “Funds”)

At the recommendation of SSGA Funds Management, Inc. (the “Adviser”), the Trust’s investment adviser, the Trust’s Board of Trustees voted to close and liquidate each Fund.

Each Fund will create and redeem creation units through July 24, 2017, which will also be the last day of trading of each Fund’s shares on the NYSE Arca, Inc., each Fund’s principal U.S. listing exchange. Each Fund will cease operations, liquidate its assets, and prepare to distribute proceeds to shareholders of record on or about July 31, 2017 (the “Liquidation Date”). Shareholders of record of each Fund remaining on the Liquidation Date will receive cash at the net asset value of their shares as of such date, which will include any net capital gains and net investment income as of this date that had not been previously distributed. Any net capital gains and net investment income from the previous fiscal year, which were not distributed by the end of the most recent fiscal year-end, may be distributed to shareholders in advance of the Liquidation Date, in what is commonly referred to as a “spillback distribution.”

Prior to the Liquidation Date, each Fund will be in the process of closing down and liquidating its portfolio, which will result in the Fund not tracking its Index and increasing its holdings in cash and/or cash equivalents, which may not be consistent with the Fund’s investment objective and strategy. Shareholders of the Funds may sell their holdings on the NYSE Arca, Inc. prior to July 25, 2017. Customary brokerage charges may apply to such transactions. From July 25, 2017 through the Liquidation Date, we cannot assure you that there will be a market for your shares.

On or about August 1, 2017, each Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the current net asset value of their shares. While Fund shareholders remaining on the Liquidation Date will not incur transaction fees, shareholders generally will recognize a capital gain or loss on the redemptions. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call 1-866-787-2257 for additional information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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